UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2004

PRUDENTIAL-BACHE/WATSON

& TAYLOR, LTD.-2

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation or Organization)	0-13518 (Commission File Number)	75-1933081 (I.R.S. Employer Identification No.)

One New York Plaza, 13th Floor New York, N.Y. (Address of Principal Executive Offices)	10292 (Zip Code)

(212) 778-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2004, an affiliate of Prudential-Bache Properties, Inc., the managing general partner of Prudential-Bache/Watson & Taylor, Ltd.-2 (the “Company”), entered into an agreement with ATC Associates Inc. (“ATC”), pursuant to which ATC will provide certain environmental services at the Company-owned Hampton Park property located at Capitol Heights, Maryland.

Pursuant to the agreement, the Company anticipates incurring approximately $420,000 to $470,000 to perform the environmental cleanup effort as described in the Company’s remedial action plan, which was approved by the Maryland Department of Environment on November 24, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2

(Registrant)

Date: December 27, 2004	/s/ Brian J. Martin
Brian J. Martin Chairman of the Board of Directors and Chief Executive Officer of the managing general partner (Principal Executive Officer)